                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 1997

                          COMMISSION FILE NO. 0-10552

                            ------------------------

                            SCHERER HEALTHCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                    59-0688813
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                  Identification No.)



            2859 PACES FERRY ROAD, SUITE 300, ATLANTA, GEORGIA 30339 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (770) 333-0066

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (b) Pro Forma Financial Information.

    The following unaudited pro forma condensed consolidated financial information of Scherer Healthcare, Inc. (the "Company") is filed herewith or is incorporated herein by reference to the Company's definitive Proxy Statement on
Schedule 14A dated July 2, 1997 for a special meeting of stockholders held on July 28, 1997 (the "Proxy Statement").

      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
          June 30, 1997 (filed herewith)

      Unaudited Pro Forma Condensed Consolidated Statement of Continuing
          Operations for the Three Months Ended June 30, 1997 (filed herewith)

      Unaudited Pro Forma Condensed Consolidated Statement of Continuing
          Operations for the Years Ended March 31, 1997, 1996, 1995, and 1994 (set forth under the caption "Unaudited Pro Forma Condensed Consolidated Financial Information" in the Proxy Statement and incorporated herein by reference)

      Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Information as of and for the Three Months Ended June 30, 1997 (filed herewith)

      Notes to Unaudited Pro Forma Condensed Consolidated Financial Information for the Years Ended March 31, 1997, 1996, 1995, and 1994 (set forth under the caption "Unaudited Pro Forma Condensed Consolidated Financial Information" in the Proxy Statement and incorporated herein by reference)

    The accompanying unaudited pro forma condensed consolidated financial information gives effect to the transactions among the Company, Marquest Medical Products, Inc. ("Marquest"), Vital Signs, Inc. ("VSI") and VSI Acquisition Corporation ("Newco"). Pursuant to the terms of an Agreement and Plan of Merger dated as of March 14, 1997, between Marquest, VSI, and Newco (the "Merger Agreement"), VSI acquired Marquest, effective July 28, 1997, upon the merger of Newco, a wholly-owned subsidiary of VSI, with and into Marquest (the "Merger"). At the effective time of the Merger, all of the issued and outstanding shares of Marquest Common Stock were converted into the right to receive $0.797 in cash per share and Marquest became a wholly-owned subsidiary of VSI. As a result, the Company received $5,747,320 in exchange for its 7,211,192 shares of Marquest Common Stock and $309,260 through the exercise of warrants to purchase Marquest Common Stock. Additionally, pursuant to the terms of the Scherer Healthcare Inducement Agreement dated as of March 14, 1997, between the Company, Marquest, and VSI, VSI purchased from the Company certain assets of the Company leased or licensed by the Company to Marquest and used by Marquest in the manufacture and sale of arterial blood gas products (the "ABG Assets") and the Company entered into a covenant not to compete with VSI in the manufacture and sale of arterial blood gas products for a period of three years. VSI paid the Company an aggregate of $5,860,000 for the ABG Assets and the covenant not to compete. The Merger, the sale of the ABG Assets by the Company to VSI, and the execution of the covenant not to compete are hereinafter collectively referred to as the "Scherer Transactions."

    The operations of Marquest are included in the Company's Medical Device and Surgical/Safety Disposables Segment along with the operations of Scherer Healthcare, Ltd. ("Scherer Ltd."), a limited partnership that was 65% owned by the Company, whose assets and businesses were sold in two separate transactions in October 1995 and October 1996. Effective July 28, 1997, the operations of the Medical Device and Surgical/Safety Disposables Segment will be accounted for as a discontinued segment, and accordingly, the operations of Marquest and Scherer Ltd. will be segregated and reported as discontinued operations in the Company's consolidated financial statements after such date.

    The following unaudited pro forma condensed consolidated balance sheet gives effect to the Scherer Transactions as if they had occurred on June 30, 1997, and the unaudited pro forma condensed consolidated statement of continuing operations for the three months ended June 30, 1997, present the operating results of the Company as if the Scherer Transactions had occurred on April 1, 1997. The unaudited pro forma balance sheet and operating statement are based on previously described financial information of the Company as of and for the three months ended June 30, 1997, and the pro forma adjustments described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Information included herein.

    The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that actually would have occurred if the Scherer Transactions had been consummated as of such dates in accordance with the assumptions set forth below, nor is it necessarily indicative of future operating results for financial position.

                            SCHERER HEALTHCARE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                     ASSETS

                                                                        COMPANY       PRO FORMA        COMPANY
                                                                      AS REPORTED    ADJUSTMENTS      PRO FORMA
                                                                     -------------  --------------  -------------
CURRENT ASSETS
Cash and cash equivalents                                            $   3,483,000  $  4,189,000 (a)  $ 13,532,000
                                                                                       5,860,000 (b)
Accounts receivable, net                                                 5,970,000    (3,117,000)(c)     2,853,000
Current maturities of notes receivable                                     257,000       (90,000)(c)       167,000
Inventories                                                              3,301,000    (3,125,000)(c)       176,000
Prepaid and other                                                          319,000      (241,000)(c)        78,000
                                                                     -------------  --------------  ---------------
Total current assets                                                    13,330,000     3,476,000        16,806,000

PROPERTY AND EQUIPMENT                                                  16,752,000    (8,655,000)(c)     7,852,000
                                                                                        (245,000)(b)
Less accumulated depreciation                                           (6,911,000)    2,478,000 (c)    (4,263,000)
                                                                                         170,000 (b)
                                                                     -------------  --------------  ---------------
Net property and equipment                                               9,841,000    (6,252,000)        3,589,000

OTHER ASSETS

Cost in excess of net assets acquired, net                               6,339,000    (3,919,000)(b)     2,420,000

Intangibles, net                                                           307,000       (62,000)(c)       245,000
Other                                                                    1,707,000        --             1,707,000
Net assets of discontinued operations                                      375,000        --               375,000
                                                                     -------------  --------------  ----------------
Total other assets                                                       8,728,000    (3,981,000)        4,747,000
                                                                     -------------  --------------  ----------------
TOTAL ASSETS                                                         $  31,899,000  $ (6,757,000)    $  25,142,000
                                                                     -------------  --------------  ----------------
                                                                     -------------  --------------  ----------------





 See notes to unaudited pro forma condensed consolidated financial information

                            SCHERER HEALTHCARE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                   COMPANY         PRO FORMA        COMPANY
                                                                AS REPORTED       ADJUSTMENTS      PRO FORMA
                                                                --------------  ----------------  ----------------

CURRENT LIABILITIES
Accounts payable                                                   $   2,092,000 $ (1,042,000)(c)  $  1,050,000
Accrued expenses                                                       3,430,000   (2,091,000)(c)     1,739,000
                                                                                      400,000 (d)

Current maturities of debt obligations                                 1,233,000     (774,000)(c)       208,000
                                                                                     (251,000)(a)
Other                                                                     93,000      140,000 (e)       233,000
                                                                   -------------  ----------------  ---------------
Total current liabilities                                              6,848,000   (3,618,000)        3,230,000

LONG-TERM DEBT, net of current maturities                              6,328,000   (4,336,000)(c)       375,000
                                                                                   (1,617,000)(a)

OTHER LIABILITIES                                                        320,000      235,000 (b)       555,000

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN SUBSIDIARY                                        2,010,000   (2,010,000)(c)          --

STOCKHOLDERS' EQUITY                                                  16,393,000    4,589,000 (f)    20,982,000
                                                                   -------------  ----------------  ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $  31,899,000  $(6,757,000)    $  25,142,000
                                                                   -------------  ----------------  ----------------
                                                                   -------------  ----------------  ----------------

 See notes to unaudited pro forma condensed consolidated financial information

                            SCHERER HEALTHCARE, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

                                                                              (G)
                                                                           PRO FORMA
                                                             COMPANY      ADJUSTMENTS    PRO FORMA      COMPANY
                                                           AS REPORTED   FOR MARQUEST   ADJUSTMENTS    PRO FORMA
                                                           ------------  -------------  ------------  ------------
NET SALES                                                  $  8,775,000  $  (5,269,000) $    --       $  3,506,000
COSTS AND EXPENSES
Cost of goods sold                                            5,364,000     (3,404,000)      --          1,960,000

Selling, general, and administrative                          2,599,000     (1,337,000)   (58,000)(h)    1,204,000
Research and development                                         63,000        (63,000)      --            --
                                                           ------------  -------------  ------------  ------------
Total costs and expenses                                      8,026,000     (4,804,000)   (58,000)       3,164,000
                                                           ------------  -------------  ------------  ------------
OPERATING INCOME                                                749,000       (465,000)    58,000          342,000
OTHER INCOME (EXPENSE), net                                    (293,000)       299,000     40,000(i)        46,000
                                                           ------------  -------------  ------------  ------------
Income from continuing operations before minority
  interest and income taxes                                     456,000       (166,000)    98,000          388,000
Minority interest in net income of subsidiary and
  partnerships                                                  (37,000)        37,000       --            --
                                                           ------------  -------------  ------------  ------------
Income from continuing operations before taxes                  419,000       (129,000)    98,000          388,000
Benefit (provision) for income taxes                             11,000       --             --             11,000
                                                           ------------  -------------  ------------  ------------
Income from continuing operations                          $    430,000  $    (129,000) $  98,000     $    399,000
                                                           ------------  -------------  ------------  ------------
                                                           ------------  -------------  ------------  ------------
Income from continuing operations per common share         $       0.10                               $       0.09
                                                           ------------                               ------------
                                                           ------------                               ------------
Weighted average common shares outstanding                    4,418,483                                  4,418,483
                                                           ------------                               ------------
                                                           ------------                               ------------


 See notes to unaudited pro forma condensed consolidated financial information

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

    (a) Pursuant to the terms of the Merger Agreement, the Marquest shareholders received $0.797 per share for each outstanding share of Marquest Common Stock. In total, the Company received approximately $6,057,000 in cash for the 7,211,192 shares of Marquest Common Stock that it owned directly and the warrants that it held for the purchase of an additional 6,580,000 shares of Marquest Common Stock at an exercise price of $0.75 per share. The Company used a portion of the proceeds from the Merger to repay the balance of a promissory note ($1,868,000 as of June 30, 1997).

    (b) Represents the $5,860,000 in cash proceeds the Company received in exchange for the ABG Assets and the covenant not to compete. The purchase price for the ABG Assets was $5,625,000 and the consideration for the covenant not to compete was $235,000. The proceeds for the covenant not to compete will be reported as deferred income and amortized over a three year period from July 28, 1997.

    (c) Reflects the pro forma effects of the Company's 51% interest in Marquest as if the Merger had occurred on June 30, 1997. Marquest has been included in the Company's consolidated financial statements since the first quarter of fiscal 1994. Minority interest represents the equity interest in Marquest of outside investors.

    (d) Reflects the accrual of estimated transaction costs associated with the Scherer Transactions. Due to their non-recurring nature, the estimated transaction costs associated with the Scherer Transactions were not considered in the pro forma condensed consolidated statements of continuing operations for the three months ended June 30, 1997.

    (e)  Reflects the estimated income tax effect from the Scherer
         Transactions.

         Notes to Unaudited Pro Forma Condensed Consolidated
         Financial Statements (Continued)

    (f) Reflects the estimated impact to stockholders' equity from the Scherer Transactions as follows:


    Merger Agreement:
    Cash proceeds (see Note (a) above)                                                $6,057,000
                                                                                      ----------
    Investment in Marquest, at cost                                                    5,215,000
    Allocation of the Company's portion
      of Marquest's accumulated losses through
      June 30, 1997                                                                   (2,656,000)
                                                                                      ----------
    Net investment in Marquest                                                         2,559,000
                                                                                      ----------
Estimated gain before income taxes                                                     3,498,000
Estimated income taxes on gain                                                           (63,000)
                                                                                      ----------
Estimated gain, net of tax                                                            $3,435,000
                                                                                      ----------
                                                                                      ----------
ABG Assets:
Cash proceeds (see Note (b) above)                                                    $5,625,000
                                                                                      ----------
Net book value of ABG Assets                                                           3,994,000
                                                                                      ----------
Estimated gain before income taxes                                                     1,631,000
Estimated income taxes on gain                                                           (77,000)
                                                                                      ----------
Estimated gain, net of tax                                                            $1,554,000
                                                                                      ----------
                                                                                      ----------


    The estimated gain from the Merger will be further adjusted by Marquest's operations from July 1, 1997 through July 28, 1997 (the date of closing). Additionally, the Company has estimated $400,000 in transaction costs associated with the Scherer Transactions (see Note (d) above).

    Due to their non-recurring nature, the estimated gains from the Scherer Transactions were not considered in the pro forma condensed consolidated statements of continuing operations for the three months ended June 30, 1997.

    (g) Reflects the elimination of the operations of Marquest for the three months ended June 30, 1997.

    (h) Reflects the elimination of amortization and depreciation expense associated with the ABG Assets for the three months ended June 30, 1997.

    (i) Reflects the elimination of interest expense associated with the repayment of a promissory note (debt payable to an affiliated company prior to March 1997) for the three months ended June 30, 1997.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                       SCHERER HEALTHCARE, INC.

Date: October 10, 1997                 By: /s/ Robert P. Scherer, Jr.
      ----------------                    -----------------------------
                                           Robert P. Scherer, Jr.
                                           Chairman and Chief Executive Officer